Interpublic Group

First Quarter 2008
Earnings Conference Call
April 30, 2008

Overview – First Quarter 2008

- Revenue increased 9.3% from Q1-07
  - Organic revenue growth was 5.1%
- Salaries & Related and O&G expenses decreased as a percent of revenues from a year ago
- Q1 seasonal operating loss decreased significantly
  - ($58)mm vs. ($124)mm
  - Operating margin (3.9%) vs. (9.1%)
- Diluted E.P.S. ($0.15) vs. ($0.29) in Q1-07

IPG

Operating Performance

	Three Months Ended March 31,	
	2008	2007
Revenue	$ 1,485.2	$ 1,359.1
Salaries and Related Expenses	1,064.8	988.8
Office and General Expenses	475.0	495.1
Restructuring and Other Reorganization-Related Charges (Reversals)	3.2	(0.6)
Operating Loss	(57.8)	(124.2)
Interest Expense	(57.7)	(55.0)
Interest Income	28.7	28.5
Other Expense	(1.4)	(1.5)
Loss before Income Taxes	(88.2)	(152.2)
Benefit of Income Taxes	(23.7)	(25.7)
Net Equity Interests (Net of Tax)	1.7	0.6
Net Loss	(62.8)	(125.9)
Dividends on Preferred Stock	6.9	6.9
Net Loss Applicable to Common Stockholders	$ (69.7)	$ (132.8)
Loss per share of common stock - basic and diluted	$ (0.15)	$ (0.29)
Weighted-average number of common shares outstanding - basic and diluted	459.2	456.0

($ in Millions, except per share amounts)

IPG

Revenue

	Three Months Ended	
March 31, 2007	**$ 1,359.1**	
Total change	126.1	9.3%
Foreign currency changes	51.9	3.8%
Net acquisitions/divestitures	4.5	0.3%
Organic	69.7	5.1%
March 31, 2008	**$ 1,485.2**	

Segments

	Three Months Ended March 31,		Change	
	2008	**2007**	**Reported**	**Organic**
IAN	$1,241.1	$1,131.2	9.7%	4.6%
CMG	$ 244.1	$ 227.9	7.1%	7.7%

Integrated Agency Networks: McCann, Draftfcb, Lowe, our media services and our fully integrated independent agencies
Constituency Management Group: Weber Shandwick, Golin Harris, Jack Morton, FutureBrand, Octagon, and our other marketing service specialists

($ in Millions)

IPG

Geographic Revenue Change

	Three Months Ended March 31, 2008	
	Reported	**Organic**
United States	5.3%	5.2%
International	15.0%	5.0%
United Kingdom	7.1%	3.7%
Continental Europe	13.8%	3.6%
Asia Pacific	32.8%	12.0%
Latin America	16.1%	7.0%
All Other Markets	8.0%	(0.5%)
Worldwide	**9.3%**	**5.1%**

"All Other Markets" includes Canada, Africa, and Middle East.

See reconciliation on page 15.

Organic Revenue Growth



Last Twelve Months
5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
-1.5%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
-0.7%
1.4%
-1.0%
0.3%
1.0%
0.3%
2.7%
3.4%
3.8%
4.6%

See reconciliation on page 16.

Expenses

Salaries & Related

	2008	2007	Change $	Change Reported	Change Organic
Three Months Ended March 31,	$ 1,064.8	$ 988.8	$ 76.0	7.7%	3.4%
% of Revenue	*71.7%*	*72.8%*			
Three months severance	$ 13.9	$ 10.7	$ 3.2	29.9%	
% of Revenue	*0.9%*	*0.8%*			

Office & General

	2008	2007	Change $	Change Reported	Change Organic
Three Months Ended March 31,	$ 475.0	$ 495.1	$ (20.1)	(4.1%)	(6.7%)
% of Revenue	*32.0%*	*36.4%*			
Three months professional fees	$ 37.4	$ 53.9	$ (16.5)	(30.6%)	
% of Revenue	*2.5%*	*4.0%*			

See reconciliation on page 17.

($ in Millions)

IPG

Adjusted Operating Margin



Last Twelve Months
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-0.2%
0.1%
-0.4%
16%
2.7%
3.2%
4.1%
4.5%
5.6%
6.6%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08

Excludes the effect of restructuring and other reorganization-related charges (reversals) and long-lived asset impairment and other charges.

See reconciliation on page 18.

IPG

Cash Flow

	Three Months Ended March 31, 2008	2007
NET LOSS	$ (63)	$ (126)
OPERATING ACTIVITIES		
Depreciation & amortization	70	70
Deferred taxes	(54)	(49)
Other non-cash items	(1)	10
Change in working capital, net	(241)	(283)
Other non-current assets & liabilities	1	(5)
Cash used in Operating Activities	(288)	(383)
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(17)	(14)
Business & investment purchases/sales, net	1	8
Capital expenditures	(32)	(28)
Cash used in Investing Activities	(48)	(34)
FINANCING ACTIVITIES		
Repayment of 4.50% Convertible Senior Notes	(191)	-
Decrease in short-term bank borrowings	(5)	(20)
Preferred stock dividends	(7)	(7)
Other	(4)	(4)
Cash used in Financing Activities	(207)	(31)
Currency Effect	18	9
Decrease in Cash & S/T Marketable Securities	$ (525)	$ (439)

($ in Millions)

Balance Sheet – Current Portion

	March 31, 2008		December 31, 2007		March 31, 2007	
CURRENT ASSETS:						
Cash and cash equivalents	$	1,491.2	$	2,014.9	$	1,466.9
Short-term marketable securities		21.1		22.5		51.5
Accounts receivable, net		3,752.7		4,132.7		3,459.7
Expenditures billable to clients		1,320.0		1,210.6		1,118.2
Other current assets		357.5		305.1		317.3
Total current assets	**$**	**6,942.5**	**$**	**7,685.8**	**$**	**6,413.6**
CURRENT LIABILITIES:						
Accounts payable	$	3,978.9	$	4,124.3	$	3,801.0
Accrued liabilities		2,356.1		2,691.2		2,127.9
Short-term debt		103.3		305.1		464.2
Total current liabilities	**$**	**6,438.3**	**$**	**7,120.6**	**$**	**6,393.1**

($ in Millions)

Debt Maturity Schedule

Total Debt including Convertible Notes = $2.1 billion



$800
$600
$400
$200
$0
$103
$250
$250
$500
$400 (A)
$209 (B)
$350
$609
2008
2009
2010
2011
2012
2013
2014
2015+
Face Value as of March 31, 2008
Other Short-Term Debt
Long-Term Debt
4.25% Convertible Notes due 2023
4.75% Convertible Notes due 2023
4.50% Convertible Notes due 2023
First Investor Put 4.25% Convertible Notes (in 2012)
First Investor Put 4.75% Convertible Notes (in 2013)
Second Investor Put 4.50% Convertible Notes (in 2013)

(A) Discrete option to put 4.25% Notes for cash in March 2012, and for cash or stock, at Company's election, in March 2015 and March 2018
(B) Discrete option to put 4.50% and 4.75% Notes for cash or stock, at Company's election, in March 2013 and March 2018

($ in Millions)

Summary – First Quarter 2008

- Best Q1 performance in many years
- Growth rate continues to demonstrate increasing competitiveness
- Effectively leveraging improved talent, tools, controls and visibility for stronger profitability

IPG

Interpublic Group

Appendix

Depreciation and Amortization

	2007				
	Q1	Q2	Q3	Q4	FY 2007
Depreciation and amortization of fixed assets and intangible assets	$ 43.0	$ 40.9	$ 43.7	$ 49.6	$ 177.2
Amortization of bond discounts and deferred financing costs	7.8	7.8	7.8	7.4	30.8
Amortization of restricted stock and other non-cash compensation	19.6	13.1	22.6	24.4	79.7
Total	$ 70.4	$ 61.8	$ 74.1	$ 81.4	$ 287.7

	2008				
	Q1	Q2	Q3	Q4	FY 2008
Depreciation and amortization of fixed assets and intangible assets	$ 43.1				$ 43.1
Amortization of bond discounts and deferred financing costs	7.0				7.0
Amortization of restricted stock and other non-cash compensation	19.8				19.8
Total	$ 69.9				$ 69.9

($ in Millions)

Reconciliation of Geographic Revenue Change

Three Months Ended March 31

	2008	2007	Reported Change	Foreign Currency Changes	Net Acquisitions / Divestitures	Organic
United States	$ 848.9	$ 806.0	$ 42.9	$ -	$ 0.7	$ 42.2
United Kingdom	144.0	134.5	9.5	1.3	3.2	5.0
Continental Europe	235.1	206.6	28.5	28.3	(7.2)	7.4
Asia Pacific	127.1	95.7	31.4	9.4	10.5	11.5
Latin America	65.0	56.0	9.0	7.2	(2.1)	3.9
All Other Markets	65.1	60.3	4.8	5.7	(0.6)	(0.3)
Worldwide	$ 1,485.2	$ 1,359.1	$ 126.1	$ 51.9	$ 4.5	$ 69.7

"All Other Markets" includes Canada, Africa, and Middle East.

($ in Millions)

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Components of change during the period: Foreign Currency Changes	Net Acquisitions / Divestitures	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (45.7)	$ 6,274.3
3/31/06	6,325.8	(10.9)	(132.6)	90.8	6,273.1
6/30/06	6,423.7	(8.8)	(157.5)	(62.1)	6,195.3
9/30/06	6,344.3	(13.9)	(140.4)	19.4	6,209.4
12/31/06	6,274.3	20.6	(165.4)	61.3	6,190.8
3/31/07	6,273.1	78.4	(147.2)	18.6	6,222.9
6/30/07	6,195.3	102.4	(124.7)	169.7	6,342.7
9/30/07	6,209.4	137.3	(110.9)	213.0	6,448.8
12/31/07	6,190.8	197.5	(70.7)	236.6	6,554.2
3/31/08	6,223.0	217.8	(45.9)	285.5	6,680.3

($ in Millions)

Reconciliation of Organic Measures

Salaries & Related

	Three Months Ended	
	$	% Change
March 31, 2007	$ 988.8	
Foreign currency changes	38.0	3.8%
Net acquisitions/divestitures	4.0	0.4%
Organic	34.0	3.4%
Total change	76.0	7.7%
March 31, 2008	$ 1,064.8	

Office & General

	Three Months Ended	
	$	% Change
March 31, 2007	$ 495.1	
Foreign currency changes	19.1	3.9%
Net acquisitions/divestitures	(6.0)	(1.2%)
Organic	(33.2)	(6.7%)
Total change	(20.1)	(4.1%)
March 31, 2008	$ 475.0	

($ in Millions)

Reconciliation of Adjusted Operating Margin

Last Twelve Months Ending	Operating Income (Loss)	Restructuring and Other Reorganization-Related Charges (Reversals)	Long-Lived Asset Impairment and Other Charges	Adjusted Operating Income (Loss)
12/31/05	$ (104.2)	$ (7.3)	$ 98.6	$ (12.9)
3/31/06	(94.7)	-	98.6	3.9
6/30/06	(133.3)	8.2	98.6	(26.5)
9/30/06	(4.2)	14.3	92.1	102.2
12/31/06	106.0	34.5	27.2	167.7
3/31/07	141.4	33.5	27.2	202.1
6/30/07	210.1	22.0	27.2	259.3
9/30/07	240.3	21.0	27.2	288.5
12/31/07	344.3	25.9	-	370.2
3/31/08	410.6	29.7	-	440.3

($ in Millions)

Interpublic Group

Metrics Update

Metrics Update

Category	Metric
REVENUE	by Discipline per Employee
SALARIES & RELATED (% of revenue)	Last Twelve Months Base, Benefits and Tax Incentive Expense Severance Expense Temporary Help
OFFICE & GENERAL (% of revenue)	Last Twelve Months Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G
FINANCIAL	Adjusted EBITDA Coverage of Net Interest Expense Total Available Liquidity

Revenue by Discipline


Marketing Services
44%
56%
Advertising & Media

$ 1,485.2

March 31, 2008

YTD

Unaudited data

($ in Millions)

Revenue per Employee*


Last Twelve Months
$160.0
$156.0
$152.0
$148.0
$144.0
$140.0
$156.6
$154.4
$152.2
$150.1
LTM 3/31/08
LTM 12/31/07
LTM 9/30/07
LTM 6/30/07

* Headcount is a 5 point average

($ in Thousands)

Salaries & Related Expenses



% of Revenue, Last Twelve Months
70.0%
65.0%
60.0%
55.0%
50.0%
63.1%
63.2%
64.0%
LTM 3/31/08
LTM 12/31/07
LTM 3/31/07

Salaries & Related Expenses % of Revenue

Three Months Ended March 31


Base, Benefits & Tax
64.0%
62.0%
60.0%
58.0%
60.5%
61.5%
3/31/08
3/31/07


Incentive Expense
5.0%
4.6%
4.2%
3.8%
3.4%
3.0%
3.8%
3.8%
3/31/08
3/31/07


Severance Expense
1.6%
1.2%
0.8%
0.4%
0.9%
0.8%
3/31/08
3/31/07


Temporary Help
4.2%
3.8%
3.4%
3.0%
3.6%
3.9%
3/31/08
3/31/07

All Other Salaries & Related, not shown, was 2.9% and 2.8% for the three months ended March 31, 2008 and 2007, respectively.

Office & General Expenses


% of Revenue, Last Twelve Months
37.0%
34.0%
31.0%
28.0%
25.0%
30.3%
31.2%
32.8%
LTM 3/31/08
LTM 12/31/07
LTM 3/31/07

Office & General Expenses % of Revenue

Three Months Ended March 31



Professional Fees
50%
40%
30%
20%
10%
2.5%
4.0%
3/31/08
3/31/07
Occupancy Expense (ex-D&A)
10.0%
9.0%
8.0%
8.8%
9.5%
3/31/08
3/31/07
T&E, Office Supplies & Telecom
5.6%
5.2%
4.8%
4.4%
4.9%
5.2%
3/31/08
3/31/07
All Other O&G
20.0%
18.0%
16.0%
14.0%
15.8%
17.7%
3/31/08
3/31/07

"All Other O&G" includes production expenses, depreciation and amortization, bad debt expense, foreign currency gains (losses) and other expenses.

EBITDA Coverage of Net Interest Expense



Adjusted EBITDA : Net Interest Expense, Excluding Non-Cash Amortization, Last Twelve Months
12.0
10.0
8.0
6.0
4.0
2.0
0.0
7.8x
7.3x
5.8x
LTM 3/31/08
LTM 12/31/07
LTM 3/31/07

Adjusted EBITDA is calculated as operating income excluding the following: restructuring and other reorganization-related charges (reversals); long-lived asset impairment and other charges; and depreciation and amortization of fixed assets, intangible assets, restricted stock and other non-cash compensation. Net interest expense is calculated as interest expense, adjusted for non-cash interest amortization, less interest income.

See reconciliation on slide 28.

Reconciliation of Adjusted EBITDA and Net Interest Expense

	LTM 3/31/08	LTM 12/31/07	LTM 3/31/07
Operating Income	$ 410.7	$ 344.3	$ 141.4
Add back:			
Restructuring and other reorganization-related charges (reversals)	29.7	25.9	33.5
Long-lived asset impairments and other charges	-	-	27.2
Depreciation and amortization*	257.2	256.9	239.1
Adjusted EBITDA	$ 697.6	$ 627.1	$ 441.2
Interest Expense	$ (239.4)	$ (236.7)	$ (227.6)
Interest Income	119.8	119.6	115.9
Net Interest Expense	$ (119.6)	$ (117.1)	$ (111.7)
Non-Cash Amortization in Interest Expense	(30.6)	(30.8)	(35.9)
Net Interest Expense, Excluding Non-Cash Amortization	$ (89.0)	$ (86.3)	$ (75.8)
Adjusted EBITDA : Net Interest Expense	5.8	5.4	3.9
Adjusted EBITDA : Net Interest Expense, Excluding Non-Cash Amortization	7.8	7.3	5.8

* Includes depreciation and amortization of fixed assets, intangible assets, restricted stock and other non-cash compensation.

($ in Millions)

IPG

Total Available Liquidity

Cash and Short-Term Marketable Securities
+ Available Committed Credit Facility



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$527
$527
$527
$527
$527
$1,512
$2,037
$1,534
$1,481
$1,518
3/31/2008
12/31/2007
9/30/2007
6/30/2007
3/31/2007
Cash and Short-Term Marketable Securities
Available Committed Credit Facility

($ in Millions)

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- potential adverse developments in connection with the ongoing SEC investigation;
- risks associated with the effects of global, national and regional economic and political conditions, including fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.

IPG